WHEN RECORDED MAIL TO

Teachers Insurance & Annuity Association
c/o Loob & Loob
Attn:  Lance Jurich, Esq.
1000 Willshire Blvd., Suite 1800
Los Angeles, CA 90017-2475
     MAIL TAX STATEMENTS TO
Same as Above


Title Order No. 2956905-11  Trustee Sale No. 5579-40    Reference No.


                       TRUSTEE'S DEED UPON SALE

A.P.N. No. 4264-026-055
The undersigned grantor declares:
1) The grantee herein was the foreclosing beneficiary...
2) The amount of the unpaid debt together with costs was...$48,006,651.82
3) The amount paid by the grantee at the trustee sale was..$42,000,000.00
4) The documentary transfer tax is.........................None
5) Said property is in the City of Los Angeles and CHICAGO TITLE COMPANY, A CALIFORNIA CORPORATION

(herein called Trustee), as the duty appointed Trustee under the Deed of Trust hereinafter described, does hereby grant and convey, but without covenant or warranty, express or implied, to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation

(herein called Grantee), all of its right, title and interest in and to that certain property situated in the County of LOS ANGELES, State of California, described as follows: SEE EXHIBIT 'A' ATTACHED HERETO AND MADE A PART HEREOF, CONSISTING OF 4 PAGES.

           This document filed for recording by Chicago Title Insurance and Trust as an ---------- only. It has not been examined as to its execution or as to its effect upon the title.

RECITALS:
This conveyance is made pursuant to the powers conferred upon Trustee by that certain Deed of Trust dated 03/26/86 and executed by CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIV, an Illinois limited partnership as Trustor, and recorded 03/27/86 as Instrument No. 86-382021 in book
- --------------- page ----- of Official Records of LOS ANGELES County, California, and after fulfillment of the conditions specified in said Deed of Trust authorizing this conveyance.

Default occurred as set forth in a Notice of Default and Election to Sell which was recorded in the office of the Recorder of said County.
















                          Continued on page 2


                              - Page 1 -


Title Order No.       2956905-11
Trustee Sale No.      5579-40
Reference No.

All requirements of law regarding the mailing of copies of notices or the publication of a copy of the Notice of Default or the personal delivery of the copy of the Notice of Default and the posting and publication of copies of the Notice of a Sale have been complied with.

Said property was sold by said Trustee at public auction on 03/27/96 at the place named in the Notice of Sale, in the County of LOS ANGELES, California, in which the property is situated. Grantee, being the highest bidder at such sale, became the purchaser of said property and paid therefore to said trustee the amount bid being $42,000,000.00 in lawful money of the United States, or by the satisfaction, protanto, of the obligations then secured by said Deed of Trust.

Date:  03/27/96

CHICAGO TITLE COMPANY
as Trustee

DANIELLE WEINGARTEN,
Danielle Weingarten, Asst. Vice Pres.

LORI ABBEY
Lori Abbey, Asst. Secretary

STATE OF California
COUNTY OF San Bernardino

On 3/27/96 before me, Teresa M. Drake, a Notary Public in and for said county, personalty appeared Danielle Weingarten and Lori Abbey personalty known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the Instrument.
WITNESS my hand and official seal.



TERESA M. DRAKE
Teresa M. Drake
Notary Public in and for said County and State
























                              - Page 2 -


                              DESCRIPTION

                              EXHIBIT "A"
TS 5579-40

   PARCEL 1:

   LOTS 2 AND 3 IN BLOCK 4 OF TRACT NO. 5908, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN
BOOK 65
PAGE 70 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

   PARCEL 2:

   DETERMINABLE FEE ESTATE IN AND TO ALL OF THAT CERTAIN REAL
PROPERTY
SITUATE, LYING AND BEING IN THE CITY AND COUNTY OF LOS ANGELES, STATE
OF
CALIFORNIA, COMPRISING THE BUILDINGS AND IMPROVEMENTS, NOW OR
HEREAFTER
ERECTED OR BEING ON THE FOLLOWING DESCRIBED REAL PROPERTY;

   LOT 1 IN BLOCK 4 OF TRACT NO. 5908, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 65
PAGES
70 AND 71 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

   LOTS 1 AND 2 IN BLOCK 11 OF SAN VICENTE PARK, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP
RECORDED IN
BOOK 12 PAGES 62 AND 63 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER
OF
SAID COUNTY.

   SUBJECT TO THE LIMITATIONS CONTAINED IN SECTION 3.5 OF THE GROUND
LEASE
DESCRIBED IN PARCEL 3 BELOW.

   PARCEL 3:

   ALL OF THAT CERTAIN LEASEHOLD ESTATE (EXCEPT FOR THE LAST DAY OF
THE
TERM THEREOF UNLESS SAID TERM SHALL HAVE BEEN EXTENDED, IN WHICH
CASE
EXCEPT FOR THE LAST DAY OF SAID TERM AS SO EXTENDED) CREATED BY THAT CERTAIN INDENTURE OF LEASE DATED AUGUST 19, 1980, BY AND BETWEEN
UNITED
CALIFORNIA BANK (NOW FIRST INTERSTATE BANK OF CALIFORNIA), PATRICIA WHITNEY, JACK D. BARNARD AND CHARLES M. BARNARD, AS CO-TRUSTEES
UNDER THE
MARITAL DEDUCTION TRUST AND THE RESIDUARY TRUST OF THE WILL OF
AUSTIN M.
BARNARD, DECEASED, (HEREIN "CO-TRUSTEES"), AS LESSOR, AND GOTTLIES,
LOCKE &
LEBOWITZ, A CALIFORNIA GENERAL PARTNERSHIP, (HEREIN "GLL"), AS LESSEE,
A
SHORT FORM OF WHICH WAS RECORDED ON NOVEMBER 7, 1980 AS INSTRUMENT
NO. 80-
1119584, IN OFFICIAL RECORDS OF LOS ANGELES COUNTY, CALIFORNIA, AS
AMENDED
BY THE FOLLOWING AMENDMENTS:  (i) AMENDMENT NO. 1 TO LEASE DATED
JULY 20,
1981 BETWEEN CO-TRUSTEES AND D M G, LTD., A CALIFORNIA GENERAL
PARTNERSHIP,
(HEREIN "DMG"), A SHORT FORM OF WHICH WAS RECORDED ON AUGUST 26, 1981
AS
INSTRUMENT NO. 81-851927, IN SAID OFFICIAL RECORDS; (ii) AMENDMENT NO. 2
TO
LEASE DATED SEPTEMBER 8, 1981 BETWEEN CO-TRUSTEES AND MURDOCK-WB ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, (HEREIN "MURDOCK"), A SHORT
FORM OF WHICH WAS RECORDED ON NOVEMBER 13, 1981 AS INSTRUMENT NO. 81-1121287, IN SAID OFFICIAL RECORDS; (iii) AMENDMENT NO. 3 TO LEASE DATED OCTOBER 1, 1981, BETWEEN CO-TRUSTEES AND MURDOCK, A SHORT FORM OF
WHICH WAS
RECORDED ON NOVEMBER 16, 1981 AS INSTRUMENT NO. 81-1125662, IN SAID OFFICIAL RECORDS; (iv) AMENDMENT NO. 4 TO LEASE DATED NOVEMBER 12, 1981, BETWEEN CO-TRUSTEES AND MURDOCK, A

   SHORT FORM OF WHICH WAS RECORDED ON DECEMBER 17, 1981 AS
INSTRUMENT NO.
81-1239529, IN SAID OFFICIAL RECORDS; (v) AMENDMENT NO. 5 TO LEASE DATED OCTOBER 1, 1985, BETWEEN FIRST INTERSTATE BANK OF CALIFORNIA, PATRICIA WHITNEY, JACK D. BARNARD AND CHARLES M. BARNARD, AS CO-TRUSTEES UTA AUSTIN
M. BARNARD, DECEASED, AND FIRST INTERSTATE BANK OF CALIFORNIA AND
AUSTIN
WHITNEY, AS CO-EXECUTORS OF THE ESTATE OF MARY E. BARNARD, DECEASED, (COLLECTIVELY HEREIN "TRUSTEES & EXECUTORS"), AS LANDLORD, AND
MURDOCK, AS
TENANT, NO SHORT FORM OF WHICH WAS RECORDED; AND (vi) AMENDMENT NO.
6 TO
LEASE DATED NOVEMBER 7, 1985, BETWEEN TRUSTEES & EXECUTORS, AS
LANDLORD,
AND CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIV, AN ILLINOIS LIMITED PARTNERSHIP (HEREIN "CARLYLE"), AS TENANT, NO SHORT FORM OF WHICH WAS RECORDED (COLLECTIVELY, THE "GROUND LEASE"); TOGETHER WITH ALL OF THE RIGHT, TITLE AND INTEREST OF TRUSTOR, AS TENANT THEREIN, WHICH GROUND LEASE
GRANTS THE TENANT THEREIN THE USE AND OCCUPANCY OF THE FOLLOWING
DESCRIBED
REAL PROPERTY:

   LOT 1 IN BLOCK 4 OF TRACT NO. 5908, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 65
PAGES
70 AND 71 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

   LOTS 1 AND 2 IN BLOCK 11 OF SAN VICENTE PARK, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP
RECORDED IN
BOOK 12 PAGES 62 AND 63 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER
OF
SAID COUNTY.

   TOGETHER WITH ALL RENEWALS, AMENDMENTS, MODIFICATIONS AND
EXTENSIONS OF
THE GROUND LEASE AND ALL CREDITS, RIGHTS, OPTIONS, DEPOSITS, PRIVILEGES, APPURTENANCES AND EASEMENTS THEREUNDER AND RUNNING TO THE BENEFIT
OF
TRUSTOR, AS TENANT THEREUNDER, AND ITS SUCCESSORS AND ASSIGNS.

   PARCEL 4:

   THE SOUTHEASTERLY ONE-HALF OF THE ALLEY IN BLOCK 4 OF TRACT NO. 5908, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS
SHOWN ON THE MAP RECORDED IN BOOK 65, PAGES 70 AND 71 OF MAPS, IN THE OFFICES OF THE COUNTY RECORDER OF SAID COUNTY, THAT WOULD PASS WITH
A LEGAL
CONVEYANCE OF LOTS 1, 2, AND 3 OF SAID BLOCK 4, VACATED BY RESOLUTION
TO
VACATE NO. 83-21982, RECORDED APRIL 27, 1983 AS INSTRUMENT NO. 83-466467, OFFICIAL RECORDS.

   PARCEL 5:

   EASEMENTS FOR CERTAIN ENCROACHMENTS PURSUANT TO THE TERMS AND
PROVISIONS OF THAT CERTAIN DECLARATION OF EASEMENTS BY MURDOCK-WB
ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, DATED SEPTEMBER 24, 1985
AND
RECORDED ON OCTOBER 21, 1985 AS INSTRUMENT NO. 854-1236595, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS GRANTED IN THAT CERTAIN
DEED
RECORDED ON NOVEMBER 8, 1985 AS INSTRUMENT NO. 85-1325654, IN THE OFFICE
OF
THE COUNTY RECORDER OF SAID COUNTY.

   PARCEL 6:

   CERTAIN NON-EXCLUSIVE EASEMENTS FOR NECESSARY ANCILLARY USE
CUSTOMARY
TO A SERVICE DRIVEWAY FOR PICK-UP, DELIVERY, LOADING, UNLOADING, TRASE REMOVAL AND MAINTENANCE PURSUANT TO THE TERMS AND PROVISIONS OF
THAT
CERTAIN DECLARATION OF RECIPROCAL EASEMENTS, BY MURDOCK-WB
ASSOCIATES, A
CALIFORNIA GENERAL PARTNERSHIP, DATED JULY 18, 1985 AND RECORDED ON
OCTOBER
9, 1985 AS INSTRUMENT NO. 85-1183374, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS GRANTED IN THAT CERTAIN DEED RECORDED ON
NOVEMBER 8,
1985 AS INSTRUMENT NO. 85-1325654, IN THE OFFICE OF THE COUNTY RECORDER
OF
SAID COUNTY.

   PARCEL 7:

   NON-EXCLUSIVE EASEMENTS FOR THE INSTALLATION, OPERATION, FLOW AND PASSAGE, USE, MAINTENANCE, REPAIR, RELOCATION AND REMOVAL OF SEWERS (INCLUDING UNDERGROUND STORM SEWERS), WATER AND GAS MAINS,
ELECTRICAL POWER
LINES, TELEPHONE LINES AND OTHER UTILITY LINES, ALL OF SUCH SEWERS,
MAINS,
AND LINES TO BE UNDERGROUND, AS GRANTED BY THAT CERTAIN RECIPROCAL
EASEMENT
AGREEMENT, DATED AUGUST 19, 1980, A MEMORANDUM OF WHICH WAS FILED
ON
OCTOBER 21, 1985 AS INSTRUMENT NO. 85-1236594, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, EXECUTED BY FIRST INTERSTATE BANK OF
CALIFORNIA
(FORMERLY UNITED CALIFORNIA BANK), PATRICIA WHITNEY, JACK D. BARNARD
AND
CHARLES M. BARNARD, AS CO-TRUSTEES UTA AUSTIN M. BARNARD, DECEASED
(HEREIN
"CO-TRUSTEES"), AND FIRST INTERSTATE BANK OF CALIFORNIA AND AUSTIN
WHITNEY,
AS CO-EXECUTORS OF THE ESTATE OF MARY E. BARNARD, DECEASED (HEREIN
"CO-
EXECUTORS") AND MURDOCK ASSOCIATES, A CALIFORNIA GENERAL
PARTNERSHIP, AS
AMENDED BY AMENDMENT NO. 1, DATED OCTOBER 1, 1985, ALONG WITH
CERTAIN
EASEMENTS FOR INGRESS, EGRESS, PASSAGE AND PARKING OF VEHICLES,
PASSAGE AND
ACCOMMODATION OF PEDESTRIANS AND THE DOING OF SUCH OTHER THINGS AS
ARE
THEREIN AUTHORIZED OR REQUIRED, WITH RIGHT TO GRANT SAME TO
"PERMITTEES",
OVER PORTIONS OF SAID LAND AS THEREIN DESCRIBED, UPON THE TERMS,
COVENANTS
AND CONDITIONS AS THEREIN PROVIDED.  SAID RECIPROCAL EASEMENT
AGREEMENT
ALSO PROVIDES FOR NON-EXCLUSIVE EASEMENTS FOR THE DEVELOPMENT AND
CONSTRUCTION OF THE BUILDINGS, IMPROVEMENTS AND "COMMON AREA"
LOCATED OR TO
BE LOCATED ON SAID LAND PURSUANT TO THE UNRECORDED LEASE INSURED
HEREIN AND
FOR THE RECONSTRUCTION, ERECTION, REMOVAL AND MAINTENANCE OF SAID
BUILDINGS, IMPROVEMENTS AND "COMMON AREA".

   TOGETHER WITH ALL BUILDINGS AND IMPROVEMENTS OF EVERY KIND AND DESCRIPTION AT THE TIME OF SAID DEED OF TRUST OR THEREAFTER ERECTED OR
PLACED ON THE PREMISES, AND ALL MATERIALS INTENDED FOR CONSTRUCTION,
RE-
CONSTRUCTION, ALTERATION AND REPAIRS OF SUCH IMPROVEMENTS AT THE
TIME OF
SAID DEED OF TRUST OR THEREAFTER ERECTED THEREON; AND ALL FIXTURES
AND
ARTICLES OF PERSONAL PROPERTY AT THE TIME OF SAID DEED OF TRUST OR THEREAFTER OWNED BY TRUSTOR AND ATTACHED TO OR CONTAINED IN AND
USED IN
CONNECTION WITH THE PREMISES, INCLUDING BUT NOT LIMITED TO ALL
APPARATUS,
MACHINERY, MOTORS, ELEVATORS, FITTINGS, RADIATORS, GAS RANGES, ICES
BOXES,
MECHANICAL REFRIGERATORS, AWNINGS, SHADES, SCREENS, OFFICE EQUIPMENT
AND
OTHER FURNISHINGS, AND ALL PLUMBING, HEATING, LIGHTING, COOKING,
LAUNDRY,
VENTILATING, REFRIGERATING, INCINERATING, AIR-CONDITIONING AND
SPRINKLER
EQUIPMENT AND FIXTURES AND APPURTENANCES THERETO; AND ALL RENEWALS
OR
REPLACEMENTS THEREOF OR ARTICLES IN SUBSTITUTION THEREFOR, WHETHER
OR NOT
THE SAME ARE OR SHALL BE ATTACHED TO SAID BUILDING OR BUILDINGS IN
ANY
MANNER; TOGETHER WITH ALL PROCEEDS (INCLUDING CLAIMS AND DEMANDS
THEREFOR)
OF THE CONVERSION, VOLUNTARY OR INVOLUNTARY, OF ANY OF THE
FOREGOING INTO
CASH OR LIQUIDATED CLAIMS, INCLUDING, WITHOUT LIMITATION, THE
PROCEEDS OF
INSURANCE AND CONDEMNATION AWARDS INVOLVING THE PREMISES OR ANY
BUILDINGS
OR OTHER IMPROVEMENTS AT THE TIME OF SAID DEED OF TRUST OR
THEREAFTER
ERECTED OR PLACED ON THE PREMISES;

   TOGETHER WITH ALL DEPOSITS MADE WITH OR OTHER SECURITY GIVEN TO
UTILITY
COMPANIES OR GOVERNMENTAL BRANCHES OR AGENCIES BY TRUSTOR WITH
RESPECT TO
THE PREMISES AND ALL ADVANCE PAYMENTS OF INSURANCE PREMIUMS MADE
BY TRUSTOR
WITH RESPECT THERETO;

   TOGETHER WITH, INSOFAR AS PERMITTED BY APPLICABLE LAW, ALL LICENSES (INCLUDINGS, BUT NOT LIMITED TO, ANY OPERATING LICENSES OR SIMILAR MATTER),
CONTRACTS, MANAGEMENT AGREEMENT OR CONTRACT, FRANCHISE
AGREEMENTS, PERMITS,
AUTHORITIES OR CERTIFICATES REQUIRED, USED OR USEFUL IN CONNECTION
WITH THE
OWNERSHIP, USE, ENJOYMENT, OCCUPANCY, MANAGEMENT OR OPERATION OF
THE
PREMISES.